TECH LABORATORIES, INC.
              NOVEMBER 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.   PURPOSE.

     The purpose of the Tech Laboratories, Inc. ("Tech Labs" or the "Company") November 2000 Non- employee Director Stock Option Plan (the "Plan") is to provide for the grant of stock options as an incentive to selected non-employee directors of Tech Labs and any Subsidiary of the Company, to acquire a proprietary interest in the Company, to continue as directors, and to increase their efforts on behalf of the Company.

2.   THE PLAN.

     The Plan provides for the grant of options to acquire shares of the Company's common stock, par value $.01 (the "Stock"). Options granted under the Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3.   DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Board " shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (c) "Company" shall mean Tech Labs, a New Jersey corporation, and any successor corporation.

     (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (e) "Fair Market Value" means, as of any date, the value of Stock or other property determined as follows:

          (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Bulletin Board, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination;

          (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or

     (f) "Grantee" shall mean a non-employee director of the Company to whom an Option has been granted under the terms of the Plan.

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     (g)  "Nonemployee  Director"  shall mean a director of the Company who is a
"nonemployee director" within the meaning of Rule 16b-3.

     (h) "Option" shall mean the option to purchase the common stock of the Company pursuant to this Plan.

     (i) "Option Agreement" shall mean a written agreement between the Company and a Grantee as described in Section 6.

     (j) "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code.

     (k) "Plan" shall mean this Tech Labs 2000 Non-employee Director Stock Option Plan, as amended from time to time.

     (l) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (m) "Stock" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 8.

     (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

4.   ADMINISTRATION.

     (a) The Plan shall be administered the Board.

     (b) The Board shall have plenary authority in its discretion, subject only to the express provisions of the Plan:

          (i) to select the Grantees, the number of shares of Stock subject to each Option and terms of the Option granted to each Grantee (including without limitation the period during which such Option can be exercised and any restrictions on exercise), provided that, in making its determination, the Committee shall consider the value and accomplishment of the individual to the Company, the individual's present and potential contribution to the success of the Company, and any other factors that the Committee may deem relevant.

          (ii) to determine the dates of the Option grants;

          (iii) to prescribe the form of the Option Agreements;

          (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;


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          (v) to decide all questions and settle all  controversies and disputes of general applicability that may arise in connection with the Plan; and

          (vi) to modify or amend any outstanding Option as provided in Section 8(h).

     All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Board and shall be final and binding upon all persons.

     (c) EXCULPATION. No member of the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

     (d) INDEMNIFICATION. Each member of the Board shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Board at the time of the action, suit or proceeding.

5.   EFFECTIVENESS AND TERMINATION OF THE PLAN.

     The Plan shall become effective as of November 14, 2000, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

     (a) November 14, 2010; or

     (b) the date when all shares of Stock reserved for issuance under Section 6 of the Plan shall have been acquired through exercise of Options granted under the Plan; or

     (c) such earlier date as the Board may determine.

6.   THE STOCK.

     The aggregate number of shares of Stock issuable under the Plan shall be one hundred thousand (100,000) shares or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 9. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose, or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.


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7.   OPTION AGREEMENT.

     Each Grantee shall enter into an Option Agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of Option Agreement may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until an Option Agreement is entered into with the Company.

8.   TERMS AND CONDITIONS OF OPTIONS.

     Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

     (a) GRANTEES. The Grantees shall be those non-employee directors of the Company or its Subsidiaries selected by the Committee. The maximum number of shares of Stock which may be issued pursuant to Options granted to a Grantee within a calendar year is 50,000.

     (b) PRICE. The exercise price of an Option shall be set by the Board but shall be no less than the Fair Market Value of the Stock at the time the Option is granted.

     (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Committee may approve.

     (d) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Committee shall determine what events, if any, will make it subject to acceleration.

     (e) STATUS OF NON-EMPLOYEE DIRECTOR. Upon the happening of any event which causes Grantee to lose status as a non-employee director, Options held by the Grantee may only be exercised to the extent and during the period, if any, set forth in the Option Agreement.

     (f) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

     (g) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     (h) OTHER TERMS AND CONDITIONS. Option Agreements may contain any other provision not inconsistent with the Plan that the Board deems appropriate.


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9.   ADJUSTMENT FOR CHANGES IN THE STOCK.

     (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Board shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

     (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 9 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

     (c) Notwithstanding Section 9(a), the Board shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the Fair Market Value of the Stock subject to the Option over the exercise price of the Option, or (iii) make any other provisions that the Board deems equitable.

10.  AMENDMENT OF THE PLAN.

     The Board may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in
Section 9 and this Section 10, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted, (iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the Fair Market Value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

11.  INTERPRETATION AND CONSTRUCTION.

     The interpretation and construction of any provision of the Plan by the Board shall be final, binding and conclusive for all purposes.


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12.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

13.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

14.  NO RIGHT TO CONTINUE AS DIRECTOR.

     Neither the Plan nor any Option Agreement shall constitute an agreement or understanding, expressed or implied, that the Company will retain a Grantee as a Director for any period of time.

15.  EXPENSE OF THE PLAN.

     All of the expenses of administering the Plan shall be paid by the Company.

16.  COMPLIANCE WITH APPLICABLE LAW.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of Stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of Stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.  GOVERNING LAW.

     Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey.


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